Employee Benefit Plans	12 Months Ended
Dec. 31, 2013
Employee Benefit Plans

(15)  Employee Benefit Plans

The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation (AZOAC). Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k) and/or after-tax contributions up to 80.0% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the IRS. In 2013, 2012, and 2011, the Company matched up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.

The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. Any legal fees are not paid from the trust fund, but are instead paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $144, $123, and $193 in 2013, 2012, and 2011, respectively, toward the AAAP matching contributions and administration expenses.

The Company participates in the AZOAC Severance Allowance Plan. Under the AZOAC Severance Allowance Plan, all employees who are involuntarily terminated due to job elimination or reduction in-force are eligible to receive benefits. The Company expensed $0, $0, and $10 in 2013, 2012, and 2011, respectively, toward severance payments.

In addition to the AAAP, the Company offers certain benefits to eligible employees, including a comprehensive medical, dental, and vision plan and a flexible spending plan.